SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 25, 2002
                                                         ----------------


                               CYTOGEN CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-14879                 222322400
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


650 College Road East, 3rd Floor, Princeton, NJ                      08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.     Other Events.

Special Meeting of Stockholders

         A Special Meeting of the Stockholders (the "Special Meeting") of Cytogen Corporation (the "Company") was held on October 25, 2002. There were present at the Special Meeting, in person or by proxy, stockholders holding an aggregate of 82,108,998 shares of common stock, $0.01 par value per share (the "Common Stock") out of a total number of 86,779,852 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. There was, therefore, a quorum present and competent to transact business at the Special Meeting.

         The results of the votes taken at the Special Meeting with respect to such matters properly before the Special Meeting were as follows:

(i)      A  proposal  to  approve  an  amendment  to  the   Company's   Restated
         Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's Common Stock and to grant the Company's Board of Directors the authority, in its sole discretion, to set the ratio for the reverse stock split at up to one-for-ten, or not to complete the reverse stock split:

                         FOR              AGAINST          WITHHELD
                         ---              -------          --------

                      75,994,122         5,915,657         199,219


(ii) A proposal to approve an amendment to the Company's Certificate of Incorporation to decrease the number of authorized shares of Common
         Stock from 250,000,000 to a reduced number of shares that is proportionate to the reduction in outstanding shares of Common Stock as a result of the reverse stock split, subject to completion of the reverse stock split:

                          FOR             AGAINST          WITHHELD
                          ---             -------          --------

                      76,656,806         5,212,048         240,144


         The stockholders of the Company, therefore, duly passed both proposals.

Board of Director's Approval of Reverse Stock Split and Amendment to Restated Certificate of Incorporation, as amended

         Pursuant to the authority granted to it by the stockholders of the Company at the Special Meeting, the Board of Directors of the Company, on October 25, 2002, approved resolutions providing for a one-for-ten reverse stock split (the "Reverse Split") of all outstanding, issued and authorized shares of the Company's Common Stock. The record date for determining the Common Stock to be affected by the Reverse Split shall be the close of business on October 25, 2002.

         Additionally, on October 25, 2002, the Company filed a Certificate of Amendment to Restated Certificate of Incorporation, as amended, (the "Charter Amendment") with the Secretary of State of the State of Delaware, to effect the Reverse Split. The Charter Amendment provides that the total number of shares of all classes of capital stock which the Company shall have authority to issue is Thirty Million Four Hundred Thousand (30,400,000) shares, of which Twenty Five Million (25,000,000) shall be shares of Common Stock, and Five Million Four Hundred Thousand (5,400,000) shall be shares of Preferred Stock.

         On October 25, 2002, the Company also issued a press release announcing the results of the votes taken at the Special Meeting, as well as the subsequent approval of the Reverse Split by the Board of Directors. The Charter Amendment and such press release are attached hereto as Exhibit 3.1 and Exhibit 99.1, respectively, and each is incorporated herein by reference. The foregoing description of each of the Charter Amendment and such press release is qualified in its entirety by reference to each such respective document.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                Exhibit No.    Description
                -----------    -----------

                    3.1 Certificate of Amendment to Restated Certificate of Incorporation, as amended, as filed with the Secretary of State of the State of Delaware on October 25, 2002

                   99.1        Press release of the Company dated October 25,
                               2002

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Cytogen Corporation



                                        By: /s/ Lawrence R. Hoffman
                                            ------------------------------------
                                             Lawrence R. Hoffman,
                                             Vice President and Chief Financial
                                             Officer



Date:  October 25, 2002